EXHIBIT 32.2

Certification of the Vice President and Chief Financial Officer Pursuant to
18 U.S.C. Section 1350

In connection with the Quarterly Report of Suburban Propane Partners, L.P. (the ‘‘Partnership’’) on Form 10-Q for the period ended December 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I, Robert M. Plante, Vice President and Chief Financial Officer of the Partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

By:	/s/ ROBERT M. PLANTE
Robert M. Plante
Vice President and Chief Financial Officer February 8, 2007